UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):  June 12, 2018

Commission File No. 1-35933 (Gramercy Property Trust)
Commission File No. 33-219049 (GPT Operating Partnership LP)
Gramercy Property Trust
GPT Operating Partnership LP
(Exact Name of Registrant as Specified in its Charter)

Gramercy Property Trust	Maryland	56-2466617
GPT Operating Partnership LP	Delaware	56-2466618
	(State or other jurisdiction incorporation or organization)	(I.R.S. Employer Identification No.)

90 Park Avenue, 32nd Floor New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

(212) 297-1000
(Registrant's Telephone Number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The annual meeting of the shareholders (the “Annual Meeting”) of Gramercy Property Trust (the “Company”) was held on June 12, 2018, at which 145,100,888 shares of the Company were represented in person or by proxy representing approximately 90% of the issued and outstanding shares entitled to vote. At the Annual Meeting, the Company’s shareholders (i) elected nine trustees to serve until the Company’s 2019 Annual Meeting and until their successors are duly elected and qualify; (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers. The proposals are detailed in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 30, 2018.
The final results for the votes regarding each proposal are set forth below.

(i) The voting results with respect to the election of each trustee were as follows:
Name	Votes For	Votes Withheld	Broker Non-Votes
Charles E. Black	123,701,736	1,791,274	19,607,878
Gordon F. DuGan	124,481,083	1,011,927	19,607,878
Allan J. Baum	123,681,295	1,811,715	19,607,878
Z. Jamie Behar	124,533,412	959,598	19,607,878
Thomas D. Eckert	124,481,724	1,011,286	19,607,878
James L. Francis	123,228,790	2,264,220	19,607,878
Gregory F. Hughes	123,791,071	1,701,939	19,607,878
Jeffrey E. Kelter	124,563,152	929,858	19,607,878
Louis P. Salvatore	124,452,881	1,040,129	19,607,878

(ii)        The voting results with respect to the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
143,685,117	1,265,635	150,136	0
(iii)    The voting results with respect to the approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
120,701,138	4,199,749	592,123	19,607,878

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAMERCY PROPERTY TRUST

June 15, 2018	By:	/s/ Jon W. Clark
	Name:	Jon W. Clark
	Title:	Chief Financial Officer

GPT OPERATING PARTNERSHIP LP

June 15, 2018	By:	/s/ Jon W. Clark
	Name:	Jon W. Clark
	Title:	Chief Financial Officer